                                   AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
                                                  CONSOLIDATED STATEMENTS OF INCOME
                                               (in millions, except per-share amounts)
                                                             (UNAUDITED)
                                             Three Months Ended     Twelve Months Ended
                                                  March 31,               March 31,
                                              1999        1998        1999        1998
REVENUES:
  Domestic Regulated Electric Utilities .    $1,550      $1,509      $6,387      $5,897
  Worldwide Non-regulated Electric and
    Gas Operations. . . . . . . . . . . .       144          12         184          59
                                             ------      ------      ------      ------

          TOTAL REVENUES. . . . . . . . .     1,694       1,521       6,571       5,956
                                             ------      ------      ------      ------

EXPENSES:
  Fuel and Purchased Power. . . . . . . .       491         485       2,162       1,812
  Maintenance and Other Operation . . . .       427         411       1,858       1,720
  Depreciation and Amortization . . . . .       148         144         584         583
  Taxes Other Than Federal Income Taxes .       124         122         478         471
  Worldwide Non-regulated Electric
    and Gas Operations. . . . . . . . . .       123          15         200          59
                                             ------      ------      ------      ------

          TOTAL EXPENSES. . . . . . . . .     1,313       1,177       5,282       4,645
                                             ------      ------      ------      ------

OPERATING INCOME. . . . . . . . . . . . .       381         344       1,289       1,311

OTHER LOSS, net . . . . . . . . . . . . .        (5)         (4)         (6)          8
                                             ------      ------      ------      ------

INCOME BEFORE INTEREST, PREFERRED
  DIVIDENDS AND INCOME TAXES. . . . . . .       376         340       1,283       1,319

INTEREST AND PREFERRED DIVIDENDS. . . . .       132         106         456         426
                                             ------      ------      ------      ------

INCOME BEFORE INCOME TAXES. . . . . . . .       244         234         827         893

INCOME TAXES. . . . . . . . . . . . . . .        93          83         290         295
                                             ------      ------      ------      ------

INCOME BEFORE EXTRAORDINARY ITEM. . . . .       151         151         537         598

EXTRAORDINARY LOSS - U.K. WINDFALL TAX. .      -           -           -           (109)
                                             ------      ------      ------      ------

NET INCOME. . . . . . . . . . . . . . . .    $  151      $  151      $  537      $  489
                                             ------      ------      ------      ------

AVERAGE NUMBER OF SHARES OUTSTANDING. . .       192         190         191         189
                                                ---         ---         ---         ---

EARNINGS PER SHARE:
  Before Extraordinary Item . . . . . . .     $0.79       $0.79       $2.81       $3.16
  Extraordinary Loss - U.K. Windfall Tax.       -           -           -         (0.58)
                                              -----       -----       -----       -----
  Net Income. . . . . . . . . . . . . . .     $0.79       $0.79       $2.81       $2.58
                                              -----       -----       -----       -----

CASH DIVIDENDS PAID PER SHARE . . . . . .     $0.60       $0.60       $2.40       $2.40
                                              -----       -----       -----       -----

See Notes to Consolidated Financial Statements.

                                   AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
                                            CONSOLIDATED STATEMENTS OF RETAINED EARNINGS
                                                             (UNAUDITED)
                                             Three Months Ended     Twelve Months Ended
                                                  March 31,              March 31,
                                              1999        1998        1999        1998
                                                           (in millions)
BALANCE AT BEGINNING OF PERIOD. . . . . .    $1,684      $1,605      $1,642      $1,608

NET INCOME. . . . . . . . . . . . . . . .       151         151         537         489

DEDUCTIONS - Cash Dividends Declared. . .       115         114         459         455
                                             ------      ------      ------      ------

BALANCE AT END OF PERIOD. . . . . . . . .    $1,720      $1,642      $1,720      $1,642
                                             ------      ------      ------      ------

See Notes to Consolidated Financial Statements.

                                   AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
                                                     CONSOLIDATED BALANCE SHEETS
                                                             (UNAUDITED)
                                                                    March 31,
                                                               1999           1998
                                                                  (in millions)
ASSETS
CURRENT ASSETS:
  Cash and Cash Equivalents. . . . . . . . . . . . . .       $   280        $   133
  Accounts Receivable (net). . . . . . . . . . . . . .           854            715
  Fuel . . . . . . . . . . . . . . . . . . . . . . . .           262            219
  Materials and Supplies . . . . . . . . . . . . . . .           282            263
  Accrued Utility Revenues . . . . . . . . . . . . . .           183            163
  Energy Marketing and Trading Contracts . . . . . . .           603             14
  Prepayments. . . . . . . . . . . . . . . . . . . . .           126             93
                                                             -------        -------

          TOTAL CURRENT ASSETS . . . . . . . . . . . .         2,590          1,600
                                                             -------        -------

PLANT, PROPERTY AND EQUIPMENT:
  Electric:
    Production . . . . . . . . . . . . . . . . . . . .         9,805          9,522
    Transmission . . . . . . . . . . . . . . . . . . .         3,592          3,538
    Distribution . . . . . . . . . . . . . . . . . . .         5,395          4,644
  General (including gas and coal mining assets
   and nuclear fuel) . . . . . . . . . . . . . . . . .         2,104          1,926
  Construction Work in Progress. . . . . . . . . . . .           696            495
                                                             -------        -------
          Total Plant, Property and Equipment. . . . .        21,592         20,125
  Accumulated Depreciation and Amortization. . . . . .         8,777          8,205

          NET PLANT, PROPERTY AND EQUIPMENT. . . . . .        12,815         11,920
                                                             -------        -------

REGULATORY ASSETS. . . . . . . . . . . . . . . . . . .         1,908          1,834
                                                             -------        -------

OTHER ASSETS . . . . . . . . . . . . . . . . . . . . .         2,817          1,444
                                                             -------        -------

            TOTAL. . . . . . . . . . . . . . . . . . .       $20,130        $16,798
                                                             -------        -------

See Notes to Consolidated Financial Statements.

            AMERICAN ELECTRIC POWER COMPANY, INC. AND SUBSIDIARY COMPANIES
                           CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)
                                                                    March 31,
                                                              1999            1998
                                                                  (in millions)
LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts Payable . . . . . . . . . . . . . . . . . .       $  741          $   342
  Short-term Debt. . . . . . . . . . . . . . . . . . .          626              640
  Long-term Debt Due Within One Year . . . . . . . . .          490              120
  Taxes Accrued. . . . . . . . . . . . . . . . . . . .          387              416
  Interest Accrued . . . . . . . . . . . . . . . . . .          117              110
  Obligations Under Capital Leases . . . . . . . . . .           83              101
  Energy Marketing and Trading Contracts . . . . . . .          585               14
  Other. . . . . . . . . . . . . . . . . . . . . . . .          540              326
                                                             ------          -------

          TOTAL CURRENT LIABILITIES. . . . . . . . . .        3,569            2,069
                                                             ------          -------

LONG-TERM DEBT . . . . . . . . . . . . . . . . . . . .        6,542            5,182
                                                             ------          -------

DEFERRED INCOME TAXES. . . . . . . . . . . . . . . . .        2,616            2,552
                                                             ------          -------

DEFERRED INVESTMENT TAX CREDITS. . . . . . . . . . . .          345              370
                                                             ------          -------

DEFERRED GAIN ON SALE AND LEASEBACK -
  ROCKPORT PLANT UNIT 2. . . . . . . . . . . . . . . .          220              229
                                                             ------          -------

DEFERRED CREDITS AND REGULATORY LIABILITIES. . . . . .          336              181
                                                             ------          -------

OTHER NONCURRENT LIABILITIES . . . . . . . . . . . . .        1,413            1,308
                                                             ------          -------

CUMULATIVE PREFERRED STOCKS OF SUBSIDIARIES. . . . . .          174              174
                                                             ------          -------

CONTINGENCIES (Note 8)

COMMON SHAREHOLDERS' EQUITY:
  Common Stock-Par Value $6.50:
                                 1999          1998
                                 ----          ----
    Shares Authorized . . . .600,000,000   300,000,000
    Shares Issued . . . . . .201,561,414   199,374,727
    (8,999,992 shares were held in treasury) . . . . .        1,310            1,296
  Paid-in Capital. . . . . . . . . . . . . . . . . . .        1,885            1,795
  Retained Earnings. . . . . . . . . . . . . . . . . .        1,720            1,642
                                                            -------          -------

          TOTAL COMMON SHAREHOLDERS' EQUITY. . . . . .        4,915            4,733
                                                            -------          -------

            TOTAL. . . . . . . . . . . . . . . . . . .      $20,130          $16,798
                                                            -------          -------

See Notes to Consolidated Financial Statements.

                      AEP GENERATING COMPANY
                       STATEMENTS OF INCOME
                          (UNAUDITED)
                                           Three Months Ended     Twelve Months Ended
                                                March 31,              March 31,
                                            1999         1998       1999        1998
                                                          (in thousands)
OPERATING REVENUES . . . . . . . . . . .  $52,827      $54,052    $222,921   $222,824

OPERATING EXPENSES:
  Fuel . . . . . . . . . . . . . . . . .   20,258       22,501      94,548     93,342
  Rent - Rockport Plant Unit 2 . . . . .   17,071       17,071      68,283     68,283
  Other Operation. . . . . . . . . . . .    3,370        2,649      10,722     11,025
  Maintenance. . . . . . . . . . . . . .    2,262        2,178      11,978     12,200
  Depreciation . . . . . . . . . . . . .    5,440        5,412      21,680     21,631
  Taxes Other Than Federal Income Taxes.    1,239          943       3,791      3,606
  Federal Income Taxes . . . . . . . . .      827          962       3,164      3,489
                                          -------      -------    --------   --------

          TOTAL OPERATING EXPENSES . . .   50,467       51,716     214,166    213,576
                                          -------      -------    --------   --------

OPERATING INCOME . . . . . . . . . . . .    2,360        2,336       8,755      9,248

NONOPERATING INCOME. . . . . . . . . . .      856          829       3,391      3,582
                                          -------      -------    --------   --------

INCOME BEFORE INTEREST CHARGES . . . . .    3,216        3,165      12,146     12,830

INTEREST CHARGES . . . . . . . . . . . .      602          785       2,966      3,701
                                          -------      -------    --------   --------

NET INCOME . . . . . . . . . . . . . . .  $ 2,614      $ 2,380    $  9,180   $  9,129
                                          -------      -------    --------   --------



                                                 STATEMENTS OF RETAINED EARNINGS
                                                           (UNAUDITED)

                                           Three Months Ended     Twelve Months Ended
                                                March 31,              March 31,
                                            1999         1998       1999        1998
                                                          (in thousands)

BALANCE AT BEGINNING OF PERIOD . . . . .   $2,770       $2,528     $1,732     $ 2,637

NET INCOME . . . . . . . . . . . . . . .    2,614        2,380      9,180       9,129

CASH DIVIDENDS DECLARED. . . . . . . . .    1,073        3,176      6,601      10,034
                                           ------       ------     ------     -------

BALANCE AT END OF PERIOD . . . . . . . .   $4,311       $1,732     $4,311     $ 1,732
                                           ------       ------     ------     -------


The common  stock of the  Company is wholly  owned by  American  Electric  Power
Company, Inc.

See Notes to Financial Statements.

                       AEP GENERATING COMPANY
                            BALANCE SHEETS
                             (UNAUDITED)
                                                                    March 31,
                                                             1999              1998
                                                                 (in thousands)
ASSETS
ELECTRIC UTILITY PLANT:
  Production . . . . . . . . . . . . . . . . . . . . .     $630,240          $629,094
  General. . . . . . . . . . . . . . . . . . . . . . .        2,068             1,997
  Construction Work in Progress. . . . . . . . . . . .        4,513             3,688
                                                           --------          --------
          Total Electric Utility Plant . . . . . . . .      636,821           634,779
  Accumulated Depreciation . . . . . . . . . . . . . .      283,005           262,636
                                                           --------          --------


          NET ELECTRIC UTILITY PLANT . . . . . . . . .      353,816           372,143
                                                           --------          --------




CURRENT ASSETS:
  Cash and Cash Equivalents. . . . . . . . . . . . . .        2,010               127
  Accounts Receivable - Affiliated Companies . . . . .       20,194            17,731
  Fuel . . . . . . . . . . . . . . . . . . . . . . . .       19,159            13,916
  Materials and Supplies . . . . . . . . . . . . . . .        3,912             4,258
  Prepayments. . . . . . . . . . . . . . . . . . . . .           70               340
                                                           --------          --------


          TOTAL CURRENT ASSETS . . . . . . . . . . . .       45,345            36,372
                                                           --------          --------




REGULATORY ASSETS. . . . . . . . . . . . . . . . . . .        5,924             6,164
                                                           --------          --------



DEFERRED CHARGES . . . . . . . . . . . . . . . . . . .        3,248             3,400
                                                           --------          --------



            TOTAL. . . . . . . . . . . . . . . . . . .     $408,333          $418,079
                                                           --------          --------

See Notes to Financial Statements.

                     AEP GENERATING COMPANY
                        BALANCE SHEETS
                         (UNAUDITED)

                                                                  March 31,
                                                            1999              1998
                                                                (in thousands)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
  Common Stock - Par Value $1,000:
    Authorized and Outstanding - 1,000 Shares. . . . .    $  1,000          $  1,000
  Paid-in Capital. . . . . . . . . . . . . . . . . . .      33,235            39,235
  Retained Earnings. . . . . . . . . . . . . . . . . .       4,311             1,732
                                                          --------          --------
          Total Common Shareholder's Equity. . . . . .      38,546            41,967
  Long-term Debt . . . . . . . . . . . . . . . . . . .      44,794            44,786
                                                          --------          --------

          TOTAL CAPITALIZATION . . . . . . . . . . . .      83,340            86,753
                                                          --------          --------

OTHER NONCURRENT LIABILITIES . . . . . . . . . . . . .         824             1,133
                                                          --------          --------

CURRENT LIABILITIES:
  Short-term Debt - Notes Payable. . . . . . . . . . .       5,575            15,175
  Accounts Payable . . . . . . . . . . . . . . . . . .      17,135            13,823
  Taxes Accrued. . . . . . . . . . . . . . . . . . . .       8,854             6,136
  Rent Accrued - Rockport Plant Unit 2 . . . . . . . .      23,427            23,427
  Other. . . . . . . . . . . . . . . . . . . . . . . .       4,808               999
                                                          --------          --------

          TOTAL CURRENT LIABILITIES. . . . . . . . . .      59,799            59,560
                                                          --------          --------

DEFERRED GAIN ON SALE AND LEASEBACK -
  ROCKPORT PLANT UNIT 2. . . . . . . . . . . . . . . .     131,937           137,508
                                                          --------          --------

REGULATORY LIABILITIES:
  Deferred Investment Tax Credits. . . . . . . . . . .      65,724            69,175
  Amounts Due to Customers for Income Taxes. . . . . .      28,066            31,051
                                                          --------          --------

          TOTAL REGULATORY LIABILITIES . . . . . . . .      93,790           100,226
                                                          --------          --------

DEFERRED INCOME TAXES. . . . . . . . . . . . . . . . .      38,643            32,899
                                                          --------          --------

            TOTAL. . . . . . . . . . . . . . . . . . .    $408,333          $418,079
                                                          --------          --------


See Notes to Financial Statements.

             APPALACHIAN POWER COMPANY AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF INCOME
                           (UNAUDITED)
                                           Three Months Ended     Twelve Months Ended
                                                March 31,               March 31,
                                            1999         1998       1999         1998
                                                         (in thousands)
OPERATING REVENUES . . . . . . . . . . .  $427,702     $415,366  $1,684,580   $1,627,432
OPERATING EXPENSES:
  Fuel . . . . . . . . . . . . . . . . .   123,573      108,209     452,864      417,082
  Purchased Power. . . . . . . . . . . .    50,591       69,262     284,445      295,237
  Other Operation. . . . . . . . . . . .    62,749       54,867     262,600      237,812
  Maintenance. . . . . . . . . . . . . .    28,511       35,352     128,015      125,415
  Depreciation and Amortization. . . . .    36,551       35,405     144,955      139,100
  Taxes Other Than Federal Income Taxes.    29,975       30,244     115,801      116,561
  Federal Income Taxes . . . . . . . . .    24,145       17,778      59,999       56,316
                                          --------     --------  ----------   ----------
          TOTAL OPERATING EXPENSES . . .   356,095      351,117   1,448,679    1,387,523
                                          --------     --------  ----------   ----------
OPERATING INCOME . . . . . . . . . . . .    71,607       64,249     235,901      239,909
NONOPERATING LOSS. . . . . . . . . . . .    (1,088)        (387)     (9,002)        (853)
                                          --------     --------  ----------   ----------
INCOME BEFORE INTEREST CHARGES . . . . .    70,519       63,862     226,899      239,056
INTEREST CHARGES . . . . . . . . . . . .    31,258       30,663     127,507      121,827
                                          --------     --------  ----------   ----------
NET INCOME . . . . . . . . . . . . . . .    39,261       33,199      99,392      117,229
PREFERRED STOCK DIVIDEND REQUIREMENTS. .       675          469       2,703        2,510
                                          --------     --------  ----------   ----------
EARNINGS APPLICABLE TO COMMON STOCK. . .  $ 38,586     $ 32,730  $   96,689   $  114,719
                                          --------     --------  ----------   ----------

                                            CONSOLIDATED STATEMENTS OF RETAINED EARNINGS
                                                             (UNAUDITED)

                                           Three Months Ended     Twelve Months Ended
                                                March 31,               March 31,
                                            1999         1998       1999         1998
                                                          (in thousands)
BALANCE AT BEGINNING OF PERIOD . . . . .  $179,461     $207,544    $210,545     $211,382
NET INCOME . . . . . . . . . . . . . . .    39,261       33,199      99,392      117,229
DEDUCTIONS:
  Cash Dividends Declared:
    Common Stock . . . . . . . . . . . .    30,348       29,729     119,535      115,556
    Cumulative Preferred Stock . . . . .       567          362       2,478        2,079
  Capital Stock Expense. . . . . . . . .       108          107         225          431
                                          --------     --------    --------     --------

BALANCE AT END OF PERIOD . . . . . . . .  $187,699     $210,545    $187,699     $210,545
                                          --------     --------    --------     --------

The common  stock of the  Company is wholly  owned by  American  Electric  Power
Company, Inc.

See Notes to Consolidated Financial Statements.

               APPALACHIAN POWER COMPANY AND SUBSIDIARIES
                     CONSOLIDATED BALANCE SHEETS
                           (UNAUDITED)
                                                                    March 31,
                                                           --------------------------
                                                              1999            1998
                                                                 (in thousands)
ASSETS
ELECTRIC UTILITY PLANT:
  Production . . . . . . . . . . . . . . . . . . . . .     $1,996,848      $1,948,269
  Transmission . . . . . . . . . . . . . . . . . . . .      1,122,987       1,097,566
  Distribution . . . . . . . . . . . . . . . . . . . .      1,650,705       1,600,620
  General. . . . . . . . . . . . . . . . . . . . . . .        229,512         206,358
  Construction Work in Progress. . . . . . . . . . . .        121,376          84,476
          Total Electric Utility Plant . . . . . . . .      5,121,428       4,937,289
  Accumulated Depreciation and Amortization. . . . . .      2,018,326       1,896,903
                                                            ---------       ---------

          NET ELECTRIC UTILITY PLANT . . . . . . . . .      3,103,102       3,040,386
                                                            ---------       ---------




OTHER PROPERTY AND INVESTMENTS . . . . . . . . . . . .        120,748          51,069
                                                              -------          ------




CURRENT ASSETS:
  Cash and Cash Equivalents. . . . . . . . . . . . . .         36,098           6,494
  Accounts Receivable (net). . . . . . . . . . . . . .        118,436         168,006
  Fuel . . . . . . . . . . . . . . . . . . . . . . . .         54,937          50,708
  Materials and Supplies . . . . . . . . . . . . . . .         61,128          57,520
  Accrued Utility Revenues . . . . . . . . . . . . . .         35,008          35,758
  Energy Marketing and Trading Contracts . . . . . . .        138,195           3,418
  Prepayments. . . . . . . . . . . . . . . . . . . . .         14,499           5,572
                                                           ----------      ----------

          TOTAL CURRENT ASSETS . . . . . . . . . . . .        458,301         327,476
                                                           ----------      ----------



REGULATORY ASSETS. . . . . . . . . . . . . . . . . . .        424,314         439,039
                                                           ----------      ----------


DEFERRED CHARGES . . . . . . . . . . . . . . . . . . .         43,529          50,302

            TOTAL. . . . . . . . . . . . . . . . . . .     $4,149,994      $3,908,272
                                                           ==========      ==========

See Notes to Consolidated Financial Statements.

               APPALACHIAN POWER COMPANY AND SUBSIDIARIES
                       CONSOLIDATED BALANCE SHEETS
                             (UNAUDITED)
                                                                  March 31,
                                                              -----------------
                                                             1999            1998
                                                                (in thousands)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
  Common Stock - No Par Value:
    Authorized - 30,000,000 Shares
    Outstanding - 13,499,500 Shares. . . . . . . . . .    $  260,458       $  260,458
  Paid-in Capital. . . . . . . . . . . . . . . . . . .       663,743          613,256
  Retained Earnings. . . . . . . . . . . . . . . . . .       187,699          210,545
                                                          ----------       ----------
          Total Common Shareholder's Equity. . . . . .     1,111,900        1,084,259
  Cumulative Preferred Stock:
    Not Subject to Mandatory Redemption. . . . . . . .        19,353           19,589
    Subject to Mandatory Redemption. . . . . . . . . .        22,310           22,310
  Long-term Debt . . . . . . . . . . . . . . . . . . .     1,395,477        1,435,432
                                                          ----------       ----------

          TOTAL CAPITALIZATION . . . . . . . . . . . .     2,549,040        2,561,590
                                                          ----------       ----------

OTHER NONCURRENT LIABILITIES . . . . . . . . . . . . .       123,043          158,816
                                                          ----------       ----------

CURRENT LIABILITIES:
  Long-term Debt Due Within One Year . . . . . . . . .       157,239           19,504
  Short-term Debt. . . . . . . . . . . . . . . . . . .        57,275          142,400
  Accounts Payable . . . . . . . . . . . . . . . . . .        97,080           81,713
  Taxes Accrued. . . . . . . . . . . . . . . . . . . .        50,421           65,119
  Customer Deposits. . . . . . . . . . . . . . . . . .        13,537           13,692
  Interest Accrued . . . . . . . . . . . . . . . . . .        29,288           29,729
  Revenue Refunds Accrued. . . . . . . . . . . . . . .        44,818            2,927
  Energy Marketing and Trading Contracts . . . . . . .       138,960            3,714
  Other. . . . . . . . . . . . . . . . . . . . . . . .        84,242           70,903
                                                          ----------       ----------

          TOTAL CURRENT LIABILITIES. . . . . . . . . .       672,860          429,701
                                                          ----------       ----------


DEFERRED INCOME TAXES. . . . . . . . . . . . . . . . .       653,896          653,049
                                                          ----------       ----------

DEFERRED INVESTMENT TAX CREDITS. . . . . . . . . . . .        61,059           66,314
                                                          ----------       ----------

DEFERRED CREDITS . . . . . . . . . . . . . . . . . . .        90,096           38,802
                                                          ----------       ----------

CONTINGENCIES (Note 6)

            TOTAL. . . . . . . . . . . . . . . . . . .    $4,149,994       $3,908,272
                                                          ==========       ==========

See Notes to Consolidated Financial Statements.

                     COLUMBUS SOUTHERN POWER COMPANY AND SUBSIDIARIES
                             CONSOLIDATED STATEMENTS OF INCOME
                                        (UNAUDITED)
                                          Three Months Ended         Twelve Months Ended
                                               March 31,                  March 31,
                                           1999        1998          1999          1998
                                                         (in thousands)
OPERATING REVENUES . . . . . . . . . . . $279,067    $266,399     $1,200,413    $1,096,243

OPERATING EXPENSES:
  Fuel . . . . . . . . . . . . . . . . .   45,856      46,980        187,907       182,266
  Purchased Power. . . . . . . . . . . .   55,191      47,837        245,042       185,633
  Other Operation. . . . . . . . . . . .   45,969      44,582        204,107       183,115
  Maintenance. . . . . . . . . . . . . .   13,946      14,307         61,734        67,939
  Depreciation . . . . . . . . . . . . .   23,184      22,850         91,552        98,465
  Taxes Other Than Federal Income Taxes.   31,078      29,936        117,690       117,486
  Federal Income Taxes . . . . . . . . .   17,796      14,678         79,352        68,413
                                         --------    --------     ----------    ----------

          TOTAL OPERATING EXPENSES . . .  233,020     221,170        987,384       903,317
                                         --------    --------     ----------    ----------
OPERATING INCOME . . . . . . . . . . . .   46,047      45,229        213,029       192,926
NONOPERATING INCOME (LOSS) . . . . . . .      361         (28)          (954)        2,073
                                         --------    --------     ----------    ----------
INCOME BEFORE INTEREST CHARGES . . . . .   46,408      45,201        212,075       194,999
INTEREST CHARGES . . . . . . . . . . . .   18,990      19,556         77,258        79,299
                                         --------    --------     ----------    ----------
NET INCOME . . . . . . . . . . . . . . .   27,418      25,645        134,817       115,700
PREFERRED STOCK DIVIDEND REQUIREMENTS. .      533         533          2,131         1,482
                                         --------    --------     ----------    ----------
EARNINGS APPLICABLE TO COMMON STOCK. . . $ 26,885    $ 25,112     $  132,686    $  114,218
                                         --------    --------     ----------    ----------

                       CONSOLIDATED STATEMENTS OF RETAINED EARNINGS
                                        (UNAUDITED)

                                          Three Months Ended         Twelve Months Ended
                                               March 31,                  March 31,
                                           1999        1998           1999          1998
                                                         (in thousands)

BALANCE AT BEGINNING OF PERIOD . . . . . $186,441    $138,172       $142,623      $108,727
NET INCOME . . . . . . . . . . . . . . .   27,418      25,645        134,817       115,700
DEDUCTIONS:
  Cash Dividends Declared:
    Common Stock . . . . . . . . . . . .   21,999      20,661         83,982        79,674
    Cumulative Preferred Stock . . . . .      437         437          1,750         1,750
  Capital Stock Expense. . . . . . . . .       96          96            381           380
                                         --------    --------       --------      --------

BALANCE AT END OF PERIOD . . . . . . . . $191,327    $142,623       $191,327      $142,623
                                         --------    --------       --------      --------

The common stock of the Company is wholly owned by American Electric Power Company, Inc.
See Notes to Consolidated Financial Statements.

                     COLUMBUS SOUTHERN POWER COMPANY AND SUBSIDIARIES
                                CONSOLIDATED BALANCE SHEETS
                                        (UNAUDITED)
                                                                    March 31,
                                                              1999            1998
                                                                 (in thousands)
ASSETS
ELECTRIC UTILITY PLANT:
  Production . . . . . . . . . . . . . . . . . . . . . . . $1,533,468      $1,525,322
  Transmission . . . . . . . . . . . . . . . . . . . . . .    341,734         337,286
  Distribution . . . . . . . . . . . . . . . . . . . . . .    947,759         913,081
  General. . . . . . . . . . . . . . . . . . . . . . . . .    131,789         131,262
  Construction Work in Progress. . . . . . . . . . . . . .    114,899          87,624
                                                           ----------      ----------
          Total Electric Utility Plant . . . . . . . . . .  3,069,649       2,994,575
  Accumulated Depreciation . . . . . . . . . . . . . . . .  1,155,909       1,092,927
                                                           ----------      ----------

          NET ELECTRIC UTILITY PLANT . . . . . . . . . . .  1,913,740       1,901,648
                                                           ----------      ----------



OTHER PROPERTY AND INVESTMENTS . . . . . . . . . . . . . .     79,670          39,345
                                                           ----------      ----------



CURRENT ASSETS:
  Cash and Cash Equivalents. . . . . . . . . . . . . . . .     14,728           9,520
  Accounts Receivable:
    Customers. . . . . . . . . . . . . . . . . . . . . . .     85,674          83,719
    Affiliated Companies . . . . . . . . . . . . . . . . .     24,514          50,686
    Miscellaneous. . . . . . . . . . . . . . . . . . . . .     11,440          13,381
    Allowance for Uncollectible Accounts . . . . . . . . .     (2,993)           (996)
  Fuel . . . . . . . . . . . . . . . . . . . . . . . . . .     22,604          22,251
  Materials and Supplies . . . . . . . . . . . . . . . . .     31,183          27,381
  Accrued Utility Revenues . . . . . . . . . . . . . . . .     35,643          47,326
  Energy Marketing and Trading Contracts . . . . . . . . .     79,987           1,920
  Prepayments and Other. . . . . . . . . . . . . . . . . .     38,312          33,662
                                                           ----------      ----------

          TOTAL CURRENT ASSETS . . . . . . . . . . . . . .    341,092         288,850
                                                           ----------      ----------


REGULATORY ASSETS. . . . . . . . . . . . . . . . . . . . .    346,940         354,490
                                                           ----------      ----------

DEFERRED CHARGES . . . . . . . . . . . . . . . . . . . . .     56,185          53,090
                                                           ----------      ----------

            TOTAL. . . . . . . . . . . . . . . . . . . . . $2,737,627      $2,637,423
                                                           ----------      ----------

See Notes to Consolidated Financial Statements.

                     COLUMBUS SOUTHERN POWER COMPANY AND SUBSIDIARIES
                                CONSOLIDATED BALANCE SHEETS
                                        (UNAUDITED)
                                                                    March 31,
                                                              1999            1998
                                                                 (in thousands)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
  Common Stock - No Par Value:
    Authorized - 24,000,000 Shares
    Outstanding - 16,410,426 Shares. . . . . . . . . .    $   41,026       $   41,026
  Paid-in Capital. . . . . . . . . . . . . . . . . . .       572,587          572,207
  Retained Earnings. . . . . . . . . . . . . . . . . .       191,327          142,623
                                                          ----------       ----------
          Total Common Shareholder's Equity. . . . . .       804,940          755,856
  Cumulative Preferred Stock - Subject to
    Mandatory Redemption . . . . . . . . . . . . . . .        25,000           25,000
  Long-term Debt . . . . . . . . . . . . . . . . . . .       959,922          939,659
                                                          ----------       ----------

          TOTAL CAPITALIZATION . . . . . . . . . . . .     1,789,862        1,720,515
                                                          ----------       ----------

OTHER NONCURRENT LIABILITIES . . . . . . . . . . . . .        43,866           42,723
                                                          ----------       ----------

CURRENT LIABILITIES:
  Long-term Debt Due Within One Year . . . . . . . . .          -              24,750
  Short-term Debt. . . . . . . . . . . . . . . . . . .        45,700           60,050
  Accounts Payable - General . . . . . . . . . . . . .        23,416           44,034
  Accounts Payable - Affiliated Companies. . . . . . .        41,148           61,880
  Taxes Accrued. . . . . . . . . . . . . . . . . . . .       127,913          115,926
  Interest Accrued . . . . . . . . . . . . . . . . . .        24,294           26,055
  Energy Marketing and Trading Contracts . . . . . . .        80,429            2,086
  Other. . . . . . . . . . . . . . . . . . . . . . . .        33,053           24,714
                                                          ----------       ----------

          TOTAL CURRENT LIABILITIES. . . . . . . . . .       375,953          359,495
                                                          ----------       ----------

DEFERRED INCOME TAXES. . . . . . . . . . . . . . . . .       438,645          431,794
                                                          ----------       ----------

DEFERRED INVESTMENT TAX CREDITS. . . . . . . . . . . .        47,842           52,046
                                                          ----------       ----------

DEFERRED CREDITS . . . . . . . . . . . . . . . . . . .        41,459           30,850
                                                          ----------       ----------

CONTINGENCIES (Note 3)

            TOTAL. . . . . . . . . . . . . . . . . . .    $2,737,627       $2,637,423
                                                          ----------       ----------

See Notes to Consolidated Financial Statements.

                     INDIANA MICHIGAN POWER COMPANY AND SUBSIDIARIES
                            CONSOLIDATED STATEMENTS OF INCOME
                                       (UNAUDITED)
                                         Three Months Ended        Twelve Months Ended
                                               March 31,                March 31,
                                           1999       1998          1999        1998
                                                         (in thousands)
OPERATING REVENUES . . . . . . . . . . . $334,113   $328,468     $1,411,439  $1,326,387
OPERATING EXPENSES:
  Fuel . . . . . . . . . . . . . . . . .   41,800     44,879        169,513     211,031
  Purchased Power. . . . . . . . . . . .   62,315     58,159        302,202     186,938
  Other Operation. . . . . . . . . . . .   91,575     76,433        362,349     331,937
  Maintenance. . . . . . . . . . . . . .   31,202     27,078        161,717     119,622
  Depreciation and Amortization. . . . .   36,985     35,793        146,304     141,587
  Amortization of Rockport Plant Unit 1
    Phase-in Plan Deferrals. . . . . . .     -          -              -          7,960
  Taxes Other Than Federal Income Taxes.   19,029     18,697         67,924      65,357
  Federal Income Taxes . . . . . . . . .   12,369     18,366         45,648      64,998
                                         --------   --------     ----------  ----------
          TOTAL OPERATING EXPENSES . . .  295,275    279,405      1,255,657   1,129,430
                                         --------   --------     ----------  ----------
OPERATING INCOME . . . . . . . . . . . .   38,838     49,063        155,782     196,957
NONOPERATING INCOME (LOSS) . . . . . . .    1,735      1,315           (419)      5,262
                                         --------   --------      ---------  ----------
INCOME BEFORE INTEREST CHARGES . . . . .   40,573     50,378        155,363     202,219
INTEREST CHARGES . . . . . . . . . . . .   20,503     16,634         72,409      65,994
                                         --------   --------     ----------  ----------
NET INCOME . . . . . . . . . . . . . . .   20,070     33,744         82,954     136,225
PREFERRED STOCK DIVIDEND REQUIREMENTS. .    1,214      1,217          4,821       4,845
                                         --------   --------     ----------  ----------
EARNINGS APPLICABLE TO COMMON STOCK. . . $ 18,856   $ 32,527     $   78,133  $  131,380
                                         --------   --------     ----------  ----------

                      CONSOLIDATED STATEMENTS OF RETAINED EARNINGS
                                       (UNAUDITED)

                                         Three Months Ended        Twelve Months Ended
                                               March 31,                March 31,
                                           1999       1998          1999        1998
                                                         (in thousands)

BALANCE AT BEGINNING OF PERIOD . . . . . $253,154   $278,814     $281,975      $282,157

NET INCOME . . . . . . . . . . . . . . .   20,070     33,744       82,954       136,225

DEDUCTIONS:
  Cash Dividends Declared:
    Common Stock . . . . . . . . . . . .   28,664     29,366      116,762       131,561
    Cumulative Preferred Stock . . . . .    1,182      1,184        4,731         4,738
  Capital Stock Expense. . . . . . . . .       32         33           90           108
                                         --------   --------     --------      --------

BALANCE AT END OF PERIOD . . . . . . . . $243,346   $281,975     $243,346      $281,975
                                         --------   --------     --------      --------

The common stock of the Company is wholly owned by American Electric Power Company, Inc.
See Notes to Consolidated Financial Statements.

                     INDIANA MICHIGAN POWER COMPANY AND SUBSIDIARIES
                               CONSOLIDATED BALANCE SHEETS
                                       (UNAUDITED)
                                                                    March 31,
                                                              1999            1998
                                                                 (in thousands)
ASSETS
ELECTRIC UTILITY PLANT:
  Production . . . . . . . . . . . . . . . . . . . . .     $2,580,567      $2,550,797
  Transmission . . . . . . . . . . . . . . . . . . . .        917,008         910,058
  Distribution . . . . . . . . . . . . . . . . . . . .        773,187         739,503
  General (including nuclear fuel) . . . . . . . . . .        227,347         223,602
  Construction Work in Progress. . . . . . . . . . . .        161,984         106,262
                                                           ----------      ----------
          Total Electric Utility Plant . . . . . . . .      4,660,093       4,530,222
  Accumulated Depreciation and Amortization. . . . . .      2,113,688       2,001,265
                                                           ----------      ----------


          NET ELECTRIC UTILITY PLANT . . . . . . . . .      2,546,405       2,528,957
                                                           ----------      ----------



NUCLEAR DECOMMISSIONING AND SPENT NUCLEAR FUEL
  DISPOSAL TRUST FUNDS . . . . . . . . . . . . . . . .        672,940         592,494
                                                           ----------      ----------



OTHER PROPERTY AND INVESTMENTS . . . . . . . . . . . .        207,609         173,598
                                                           ----------      ----------



CURRENT ASSETS:
  Cash and Cash Equivalents. . . . . . . . . . . . . .         26,851          11,614
  Accounts Receivable (net). . . . . . . . . . . . . .        124,769         136,026
  Fuel . . . . . . . . . . . . . . . . . . . . . . . .         30,482          22,757
  Materials and Supplies . . . . . . . . . . . . . . .         83,538          78,965
  Accrued Utility Revenues . . . . . . . . . . . . . .         28,183          31,485
  Energy Marketing and Trading Contracts . . . . . . .         87,354           2,252
  Prepayments. . . . . . . . . . . . . . . . . . . . .          8,572           5,908
                                                           ----------      ----------


          TOTAL CURRENT ASSETS . . . . . . . . . . . .        389,749         289,007
                                                           ----------      ----------




REGULATORY ASSETS. . . . . . . . . . . . . . . . . . .        493,496         411,042
                                                           ----------      ----------


DEFERRED CHARGES . . . . . . . . . . . . . . . . . . .         40,737          43,265
                                                           ----------      ----------


            TOTAL. . . . . . . . . . . . . . . . . . .     $4,350,936      $4,038,363
                                                           ----------      ----------

See Notes to Consolidated Financial Statements.

                     INDIANA MICHIGAN POWER COMPANY AND SUBSIDIARIES
                               CONSOLIDATED BALANCE SHEETS
                                       (UNAUDITED)
                                                                     March 31,
                                                               1999            1998
                                                                  (in thousands)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
  Common Stock - No Par Value:
    Authorized - 2,500,000 Shares
    Outstanding - 1,400,000 Shares . . . . . . . . . .     $   56,584       $   56,584
  Paid-in Capital. . . . . . . . . . . . . . . . . . .        732,639          732,506
  Retained Earnings. . . . . . . . . . . . . . . . . .        243,346          281,975
                                                           ----------       ----------
          Total Common Shareholder's Equity. . . . . .      1,032,569        1,071,065
  Cumulative Preferred Stock:
    Not Subject to Mandatory Redemption. . . . . . . .          9,266            9,435
    Subject to Mandatory Redemption. . . . . . . . . .         68,445           68,445
  Long-term Debt . . . . . . . . . . . . . . . . . . .      1,030,093        1,017,419
                                                           ----------       ----------
          TOTAL CAPITALIZATION . . . . . . . . . . . .      2,140,373        2,166,364
                                                           ----------       ----------

OTHER NONCURRENT LIABILITIES:
  Nuclear Decommissioning. . . . . . . . . . . . . . .        468,181          405,419
  Other. . . . . . . . . . . . . . . . . . . . . . . .        243,836          240,724
                                                           ----------       ----------
          TOTAL OTHER NONCURRENT LIABILITIES . . . . .        712,017          646,143
                                                           ----------       ----------

CURRENT LIABILITIES:
  Long-term Debt Due Within One Year . . . . . . . . .        148,000           35,000
  Short-term Debt. . . . . . . . . . . . . . . . . . .        110,295          110,475
  Accounts Payable - General . . . . . . . . . . . . .         67,724           34,154
  Accounts Payable - Affiliated Companies. . . . . . .         28,335           44,811
  Taxes Accrued. . . . . . . . . . . . . . . . . . . .         49,702           64,401
  Interest Accrued . . . . . . . . . . . . . . . . . .         16,537           17,290
  Rent Accrued - Rockport Plant Unit 2 . . . . . . . .         23,427           23,427
  Revenue Refunds Accrued. . . . . . . . . . . . . . .         55,000             -
  Obligations Under Capital Leases . . . . . . . . . .         10,681           33,497
  Energy Marketing and Trading Contracts . . . . . . .         87,838            2,447
  Other. . . . . . . . . . . . . . . . . . . . . . . .         77,234           45,499
                                                           ----------       ----------
          TOTAL CURRENT LIABILITIES. . . . . . . . . .        674,773          411,001
                                                           ----------       ----------

DEFERRED INCOME TAXES. . . . . . . . . . . . . . . . .        560,136          562,547
                                                           ----------       ----------

DEFERRED INVESTMENT TAX CREDITS. . . . . . . . . . . .        127,881          136,136
                                                           ----------       ----------

DEFERRED GAIN ON SALE AND LEASEBACK -
  ROCKPORT PLANT UNIT 2. . . . . . . . . . . . . . . .         87,785           91,492
                                                           ----------       ----------

DEFERRED CREDITS . . . . . . . . . . . . . . . . . . .         47,971           24,680
                                                           ----------       ----------

CONTINGENCIES (Note 4)

            TOTAL. . . . . . . . . . . . . . . . . . .     $4,350,936       $4,038,363
                                                           ----------       ----------

See Notes to Consolidated Financial Statements.

                                  KENTUCKY POWER COMPANY
                                   STATEMENTS OF INCOME
                                        (UNAUDITED)
                                           Three Months Ended      Twelve Months Ended
                                                March 31,               March 31,
                                            1999        1998       1999          1998
                                                         (in thousands)
OPERATING REVENUES . . . . . . . . . . .  $90,741     $87,345    $366,395      $339,400

OPERATING EXPENSES:
  Fuel . . . . . . . . . . . . . . . . .   19,691      22,301      80,693        80,188
  Purchased Power. . . . . . . . . . . .   24,427      21,211     103,836        93,011
  Other Operation. . . . . . . . . . . .   12,351      10,994      49,159        50,530
  Maintenance. . . . . . . . . . . . . .    4,791       9,166      26,087        28,476
  Depreciation and Amortization. . . . .    7,190       6,910      28,360        26,844
  Taxes Other Than Federal Income Taxes.    2,534       2,492       9,729         9,094
  Federal Income Taxes . . . . . . . . .    4,397       2,180      13,369         7,550
                                          -------     -------    --------      --------

          TOTAL OPERATING EXPENSES . . .   75,381      75,254     311,233       295,693
                                          -------     -------    --------      --------

OPERATING INCOME . . . . . . . . . . . .   15,360      12,091      55,162        43,707

NONOPERATING LOSS. . . . . . . . . . . .     (114)        (71)     (1,769)         (394)
                                          -------     -------    --------      --------

INCOME BEFORE INTEREST CHARGES . . . . .   15,246      12,020      53,393        43,313

INTEREST CHARGES . . . . . . . . . . . .    7,037       7,003      28,525        26,681
                                          -------     -------    --------      --------

NET INCOME . . . . . . . . . . . . . . .  $ 8,209     $ 5,017    $ 24,868      $ 16,632
                                          -------     -------    --------      --------



                              STATEMENTS OF RETAINED EARNINGS
                                        (UNAUDITED)

                                           Three Months Ended      Twelve Months Ended
                                                March 31,               March 31,
                                            1999        1998        1999          1998
                                                         (in thousands)

BALANCE AT BEGINNING OF PERIOD . . . . .  $71,452     $78,076     $76,018       $86,531

NET INCOME . . . . . . . . . . . . . . .    8,209       5,017      24,868        16,632

CASH DIVIDENDS DECLARED. . . . . . . . .    7,443       7,075      28,668        27,145
                                          -------     -------     -------       -------

BALANCE AT END OF PERIOD . . . . . . . .  $72,218     $76,018     $72,218       $76,018
                                          -------     -------     -------       -------



The common  stock of the  Company is wholly  owned by  American  Electric  Power
Company, Inc.
See Notes to Financial Statements.

                                  KENTUCKY POWER COMPANY
                                      BALANCE SHEETS
                                        (UNAUDITED)
                                                                    March 31,
                                                              1999             1998
                                                                  (in thousands)
ASSETS
ELECTRIC UTILITY PLANT:
  Production . . . . . . . . . . . . . . . . . . . . .     $  267,282      $  261,537
  Transmission . . . . . . . . . . . . . . . . . . . .        327,989         308,770
  Distribution . . . . . . . . . . . . . . . . . . . .        353,918         341,575
  General. . . . . . . . . . . . . . . . . . . . . . .         68,259          64,982
  Construction Work in Progress. . . . . . . . . . . .         31,954          35,392
                                                           ----------      ----------
          Total Electric Utility Plant . . . . . . . .      1,049,402       1,012,256
  Accumulated Depreciation and Amortization. . . . . .        322,483         301,368
                                                           ----------      ----------

          NET ELECTRIC UTILITY PLANT . . . . . . . . .        726,919         710,888
                                                           ----------      ----------



OTHER PROPERTY AND INVESTMENTS . . . . . . . . . . . .         15,126           7,339
                                                           ----------      ----------


CURRENT ASSETS:
  Cash and Cash Equivalents. . . . . . . . . . . . . .          4,251             990
  Accounts Receivable:
    Customers. . . . . . . . . . . . . . . . . . . . .         22,919          22,759
    Affiliated Companies . . . . . . . . . . . . . . .          6,084           7,859
    Miscellaneous. . . . . . . . . . . . . . . . . . .          3,151           3,692
  Allowance for Uncollectible Accounts . . . . . . . .           (930)           (610)
  Fuel . . . . . . . . . . . . . . . . . . . . . . . .          9,895          10,146
  Materials and Supplies . . . . . . . . . . . . . . .         13,538          14,051
  Accrued Utility Revenues . . . . . . . . . . . . . .         13,573          10,255
  Energy Marketing and Trading Contracts . . . . . . .         32,257             725
  Prepayments. . . . . . . . . . . . . . . . . . . . .          1,339           1,037
                                                           ----------      ----------

          TOTAL CURRENT ASSETS . . . . . . . . . . . .        106,077          70,904
                                                           ----------      ----------


REGULATORY ASSETS. . . . . . . . . . . . . . . . . . .         91,785          90,698
                                                           ----------      ----------


DEFERRED CHARGES . . . . . . . . . . . . . . . . . . .          8,684           9,129
                                                           ----------      ----------


            TOTAL. . . . . . . . . . . . . . . . . . .     $  948,591      $  888,958
                                                           ----------      ----------

See Notes to Financial Statements.

                                  KENTUCKY POWER COMPANY
                                      BALANCE SHEETS
                                        (UNAUDITED)
                                                                    March 31,
                                                             1999              1998
                                                                 (in thousands)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
  Common Stock - Par Value $50:
    Authorized - 2,000,000 Shares
    Outstanding - 1,009,000 Shares . . . . . . . . . .    $ 50,450           $ 50,450
  Paid-in Capital. . . . . . . . . . . . . . . . . . .     148,750            128,750
  Retained Earnings. . . . . . . . . . . . . . . . . .      72,218             76,018
                                                          --------           --------
          Total Common Shareholder's Equity. . . . . .     271,418            255,218
  Long-term Debt . . . . . . . . . . . . . . . . . . .     296,089            338,891
                                                          --------           --------

          TOTAL CAPITALIZATION . . . . . . . . . . . .     567,507            594,109
                                                          --------           --------

OTHER NONCURRENT LIABILITIES . . . . . . . . . . . . .      26,124             26,727
                                                          --------           --------

CURRENT LIABILITIES:
  Long-term Debt Due Within One Year . . . . . . . . .      72,797              2,203
  Short-term Debt. . . . . . . . . . . . . . . . . . .      11,950             39,275
  Accounts Payable - General . . . . . . . . . . . . .       9,919             10,028
  Account Payable - Affiliated Companies . . . . . . .      13,270              8,325
  Customer Deposits. . . . . . . . . . . . . . . . . .       3,961              3,737
  Taxes Accrued. . . . . . . . . . . . . . . . . . . .      12,387              8,825
  Interest Accrued . . . . . . . . . . . . . . . . . .       8,795              7,986
  Energy Marketing and Trading Accounts. . . . . . . .      32,431                787
  Other. . . . . . . . . . . . . . . . . . . . . . . .      12,505             14,344
                                                          --------           --------

          TOTAL CURRENT LIABILITIES. . . . . . . . . .     178,015             95,510
                                                          --------           --------

DEFERRED FEDERAL INCOME TAXES. . . . . . . . . . . . .     158,415            154,150
                                                          --------           --------

DEFERRED INVESTMENT TAX CREDITS. . . . . . . . . . . .      13,900             15,310
                                                          --------           --------

DEFERRED CREDITS . . . . . . . . . . . . . . . . . . .       4,630              3,152
                                                          --------           --------

CONTINGENCIES (Note 4)

            TOTAL. . . . . . . . . . . . . . . . . . .    $948,591           $888,958
                                                          --------           --------

See Notes to Financial Statements.

                                  KINGSPORT POWER COMPANY
                                   STATEMENTS OF INCOME
                                        (UNAUDITED)
                                             Three Months Ended       Twelve Months Ended
                                                  March 31,                March 31,
                                              1999         1998        1999         1998
                                                            (in thousands)
OPERATING REVENUES . . . . . . . . . . . .  $21,723      $21,381     $78,840      $80,022

OPERATING EXPENSES:
  Purchased Power - Affiliated Company . .   15,592       15,376      54,835       57,626
  Other Operation. . . . . . . . . . . . .    2,166        1,826       9,273        8,367
  Maintenance. . . . . . . . . . . . . . .      485          623       2,775        2,147
  Depreciation . . . . . . . . . . . . . .      684          675       2,773        2,624
  Taxes Other Than Federal Income Taxes. .      899          955       3,538        3,844
  Federal Income Taxes . . . . . . . . . .      423          354         705          872
                                            -------      -------     -------      -------
          TOTAL OPERATING EXPENSES . . . .   20,249       19,809      73,899       75,480
                                            -------      -------     -------      -------

OPERATING INCOME . . . . . . . . . . . . .    1,474        1,572       4,941        4,542

NONOPERATING INCOME. . . . . . . . . . . .      191          130         919          611
                                            -------      -------     -------      -------

INCOME BEFORE INTEREST CHARGES . . . . . .    1,665        1,702       5,860        5,153

INTEREST CHARGES . . . . . . . . . . . . .      813          710       3,820        2,766
                                            -------      -------     -------      -------

NET INCOME . . . . . . . . . . . . . . . .  $   852      $   992     $ 2,040      $ 2,387
                                            -------      -------     -------      -------



                              STATEMENTS OF RETAINED EARNINGS
                                        (UNAUDITED)

                                             Three Months Ended      Twelve Months Ended
                                                  March 31,               March 31,
                                              1999        1998        1999         1998
                                                           (in thousands)

BALANCE AT BEGINNING OF PERIOD . . . . . .   $7,099      $7,367      $7,747       $7,663

NET INCOME . . . . . . . . . . . . . . . .      852         992       2,040        2,387

CASH DIVIDENDS DECLARED. . . . . . . . . .      687         612       2,523        2,303
                                             ------      ------      ------       ------

BALANCE AT END OF PERIOD . . . . . . . . .   $7,264      $7,747      $7,264       $7,747
                                             ------      ------      ------       ------



The common  stock of the  Company is wholly  owned by  American  Electric  Power
Company, Inc.

See Notes to Financial Statements.

                                  KINGSPORT POWER COMPANY
                                      BALANCE SHEETS
                                        (UNAUDITED)
                                                                   March 31,
                                                              1999            1998
                                                                 (in thousands)
ASSETS
ELECTRIC UTILITY PLANT:
  Transmission . . . . . . . . . . . . . . . . . . . .      $14,027         $13,572
  Distribution . . . . . . . . . . . . . . . . . . . .       68,228          65,936
  General. . . . . . . . . . . . . . . . . . . . . . .        4,848           4,576
  Construction Work in Progress. . . . . . . . . . . .        1,812             853
                                                            -------         -------
          Total Electric Utility Plant . . . . . . . .       88,915          84,937
  Accumulated Depreciation . . . . . . . . . . . . . .       30,389          28,038
                                                            -------         -------

          NET ELECTRIC UTILITY PLANT . . . . . . . . .       58,526          56,899
                                                            -------         -------



OTHER PROPERTY AND INVESTMENTS . . . . . . . . . . . .        1,726             464
                                                            -------         -------



CURRENT ASSETS:
  Cash and Cash Equivalents. . . . . . . . . . . . . .           74             651
  Accounts Receivable. . . . . . . . . . . . . . . . .        8,306           7,350
  Allowance for Uncollectible Accounts . . . . . . . .          (51)            (25)
  Rate Refund Receivable Due From
   Affiliated Power Supplier . . . . . . . . . . . . .       16,311            -
  Materials and Supplies . . . . . . . . . . . . . . .          394             565
  Accrued Utility Revenues . . . . . . . . . . . . . .        2,898           2,557
  Prepayments. . . . . . . . . . . . . . . . . . . . .          827             662
                                                            -------         -------

          TOTAL CURRENT ASSETS . . . . . . . . . . . .       28,759          11,760
                                                            -------         -------


REGULATORY ASSETS. . . . . . . . . . . . . . . . . . .        5,733           5,595
                                                            -------         -------


DEFERRED CHARGES . . . . . . . . . . . . . . . . . . .          784             909
                                                            -------         -------

            TOTAL. . . . . . . . . . . . . . . . . . .      $95,528         $75,627
                                                            -------         -------

See Notes to Financial Statements.

                                  KINGSPORT POWER COMPANY
                                      BALANCE SHEETS
                                        (UNAUDITED)
                                                                   March 31,
                                                             1999             1998
                                                                 (in thousands)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
  Common Stock - No Par Value:
    Authorized - 500,000 Shares
    Outstanding - 410,000 Shares . . . . . . . . . . .    $ 4,100           $ 4,100
  Paid-in Capital. . . . . . . . . . . . . . . . . . .     13,800            10,800
  Retained Earnings. . . . . . . . . . . . . . . . . .      7,264             7,747
                                                          -------           -------
          Total Common Shareholder's Equity. . . . . .     25,164            22,647
  Long-term Debt - Notes Payable to Banks. . . . . . .     25,000            25,000
                                                          -------           -------

          TOTAL CAPITALIZATION . . . . . . . . . . . .     50,164            47,647
                                                          -------           -------

OTHER NONCURRENT LIABILITIES . . . . . . . . . . . . .      2,008             2,080
                                                          -------           -------

CURRENT LIABILITIES:
  Short-term Debt - Notes Payable. . . . . . . . . . .      4,525             4,650
  Accounts Payable . . . . . . . . . . . . . . . . . .      6,758             6,662
  Customer Deposits. . . . . . . . . . . . . . . . . .        899               880
  Taxes Accrued. . . . . . . . . . . . . . . . . . . .      1,463             1,730
  Revenue Refunds Accrued. . . . . . . . . . . . . . .     17,166              -
  Other. . . . . . . . . . . . . . . . . . . . . . . .      2,236             2,183
                                                          -------           -------

          TOTAL CURRENT LIABILITIES. . . . . . . . . .     33,047            16,105
                                                          -------           -------

DEFERRED INCOME TAXES. . . . . . . . . . . . . . . . .      9,230             8,625
                                                          -------           -------

DEFERRED INVESTMENT TAX CREDITS. . . . . . . . . . . .        927             1,011
                                                          -------           -------

DEFERRED CREDITS . . . . . . . . . . . . . . . . . . .        152               159
                                                          -------           -------

CONTINGENCIES (Note 3)

            TOTAL. . . . . . . . . . . . . . . . . . .    $95,528           $75,627
                                                          -------           -------

See Notes to Financial Statements.

                            OHIO POWER COMPANY AND SUBSIDIARIES
                             CONSOLIDATED STATEMENTS OF INCOME
                                        (UNAUDITED)
                                            Three Months Ended      Twelve Months Ended
                                                 March 31,               March 31,
                                            1999          1998       1999        1998
                                                          (in thousands)
OPERATING REVENUES . . . . . . . . . . .  $518,221      $515,672  $2,108,096  $1,923,482
OPERATING EXPENSES:
  Fuel . . . . . . . . . . . . . . . . .   189,163       193,275     734,410     673,408
  Purchased Power. . . . . . . . . . . .    21,273        19,590     152,416      75,284
  Other Operation. . . . . . . . . . . .    85,061        80,901     357,354     320,626
  Maintenance. . . . . . . . . . . . . .    25,490        30,593     134,508     144,947
  Depreciation and Amortization. . . . .    36,785        35,863     145,415     141,730
  Taxes Other Than Federal Income Taxes.    43,853        42,658     170,548     169,225
  Federal Income Taxes . . . . . . . . .    37,640        33,723     124,186     123,331
                                          --------      --------  ----------  ----------
          TOTAL OPERATING EXPENSES . . .   439,265       436,603   1,818,837   1,648,551
                                          --------      --------  ----------  ----------
OPERATING INCOME . . . . . . . . . . . .    78,956        79,069     289,259     274,931
NONOPERATING INCOME. . . . . . . . . . .     2,000         1,238       1,350      11,090
                                          --------      --------  ----------  ----------
INCOME BEFORE INTEREST CHARGES . . . . .    80,956        80,307     290,609     286,021
INTEREST CHARGES . . . . . . . . . . . .    20,135        19,871      80,299      82,487
                                          --------      --------  ----------  ----------
NET INCOME . . . . . . . . . . . . . . .    60,821        60,436     210,310     203,534
PREFERRED STOCK DIVIDEND REQUIREMENTS. .       367           370       1,471       1,480
                                          --------      --------  ----------  ----------
EARNINGS APPLICABLE TO COMMON STOCK. . .  $ 60,454      $ 60,066  $  208,839  $  202,054
                                          --------      --------  ----------  ----------



                       CONSOLIDATED STATEMENTS OF RETAINED EARNINGS
                                        (UNAUDITED)

                                            Three Months Ended      Twelve Months Ended
                                                 March 31,               March 31,
                                            1999          1998       1999        1998
                                                          (in thousands)

BALANCE AT BEGINNING OF PERIOD . . . . .  $587,500      $590,151  $597,442      $609,934

NET INCOME . . . . . . . . . . . . . . .    60,821        60,436   210,310       203,534

DEDUCTIONS:
  Cash Dividends Declared:
    Common Stock . . . . . . . . . . . .    57,703        52,775   216,029       214,546
    Cumulative Preferred Stock . . . . .       367           370     1,472         1,480
                                          --------      --------  --------      --------

BALANCE AT END OF PERIOD . . . . . . . .  $590,251      $597,442  $590,251      $597,442
                                          --------      --------  --------      --------

The common stock of the Company is wholly owned by American Electric Power Company, Inc.
See Notes to Consolidated Financial Statements.

                            OHIO POWER COMPANY AND SUBSIDIARIES
                                CONSOLIDATED BALANCE SHEETS
                                        (UNAUDITED)
                                                                    March 31,
                                                              1999            1998
                                                                 (in thousands)
ASSETS
ELECTRIC UTILITY PLANT:
  Production . . . . . . . . . . . . . . . . . . . . .     $2,677,630     $2,606,491
  Transmission . . . . . . . . . . . . . . . . . . . .        845,755        848,954
  Distribution . . . . . . . . . . . . . . . . . . . .        954,198        920,280
  General (including mining assets). . . . . . . . . .        680,173        702,846
  Construction Work in Progress. . . . . . . . . . . .        115,146         87,280
                                                           ----------     ----------
          Total Electric Utility Plant . . . . . . . .      5,272,902      5,165,851
  Accumulated Depreciation and Amortization. . . . . .      2,493,936      2,381,164
                                                           ----------     ----------

          NET ELECTRIC UTILITY PLANT . . . . . . . . .      2,778,966      2,784,687
                                                           ----------     ----------


OTHER PROPERTY AND INVESTMENTS . . . . . . . . . . . .        230,832        123,632
                                                           ----------     ----------


CURRENT ASSETS:
  Cash and Cash Equivalents. . . . . . . . . . . . . .        114,785         83,662
  Accounts Receivable:
    Customers. . . . . . . . . . . . . . . . . . . . .        255,995        220,781
    Affiliated Companies . . . . . . . . . . . . . . .        118,333         65,268
    Miscellaneous. . . . . . . . . . . . . . . . . . .         41,063         45,904
    Allowance for Uncollectible Accounts . . . . . . .         (2,290)        (2,155)
  Fuel . . . . . . . . . . . . . . . . . . . . . . . .        117,956         98,819
  Materials and Supplies . . . . . . . . . . . . . . .         84,237         80,047
  Accrued Utility Revenues . . . . . . . . . . . . . .         39,419         35,095
  Energy Marketing and Trading Contracts . . . . . . .        125,927          3,160
  Prepayments. . . . . . . . . . . . . . . . . . . . .         47,536         41,541
                                                           ----------     ----------

          TOTAL CURRENT ASSETS . . . . . . . . . . . .        942,961        672,122
                                                           ----------     ----------



REGULATORY ASSETS. . . . . . . . . . . . . . . . . . .        549,597        536,643
                                                           ----------     ----------



DEFERRED CHARGES . . . . . . . . . . . . . . . . . . .         88,536         82,975
                                                           ----------     ----------



            TOTAL. . . . . . . . . . . . . . . . . . .     $4,590,892     $4,200,059
                                                           ----------     ----------

See Notes to Consolidated Financial Statements.

                            OHIO POWER COMPANY AND SUBSIDIARIES
                                CONSOLIDATED BALANCE SHEETS
                                        (UNAUDITED)
                                                                   March 31,
                                                             1999           1998
                                                               (in thousands)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION:
  Common Stock - No Par Value:
    Authorized - 40,000,000 Shares
    Outstanding - 27,952,473 Shares. . . . . . . . . .   $  321,201       $  321,201
  Paid-in Capital. . . . . . . . . . . . . . . . . . .      462,338          462,296
  Retained Earnings. . . . . . . . . . . . . . . . . .      590,251          597,442
                                                         ----------       ----------
          Total Common Shareholder's Equity. . . . . .    1,373,790        1,380,939
  Cumulative Preferred Stock:
    Not Subject to Mandatory Redemption. . . . . . . .       17,357           17,542
    Subject to Mandatory Redemption. . . . . . . . . .       11,850           11,850
  Long-term Debt . . . . . . . . . . . . . . . . . . .      975,452          994,312
                                                         ----------       ----------

          TOTAL CAPITALIZATION . . . . . . . . . . . .    2,378,449        2,404,643
                                                         ----------       ----------

OTHER NONCURRENT LIABILITIES . . . . . . . . . . . . .      374,244          297,583
                                                         ----------       ----------

CURRENT LIABILITIES:
  Long-term Debt Due Within One Year . . . . . . . . .       98,958           26,031
  Short-term Debt. . . . . . . . . . . . . . . . . . .      219,700          167,500
  Accounts Payable . . . . . . . . . . . . . . . . . .      242,161          177,525
  Taxes Accrued. . . . . . . . . . . . . . . . . . . .      164,425          156,138
  Interest Accrued . . . . . . . . . . . . . . . . . .       23,212           25,026
  Obligations Under Capital Leases . . . . . . . . . .       28,283           27,835
  Energy Marketing and Trading Contracts . . . . . . .      126,567            3,433
  Other. . . . . . . . . . . . . . . . . . . . . . . .       92,614           83,823
                                                         ----------       ----------

          TOTAL CURRENT LIABILITIES. . . . . . . . . .      995,920          667,311
                                                         ----------       ----------

DEFERRED INCOME TAXES. . . . . . . . . . . . . . . . .      702,248          722,404
                                                         ----------       ----------

DEFERRED INVESTMENT TAX CREDITS. . . . . . . . . . . .       38,458           41,979
                                                         ----------       ----------

DEFERRED CREDITS . . . . . . . . . . . . . . . . . . .      101,573           66,139
                                                         ----------       ----------

CONTINGENCIES (Note 4)

            TOTAL. . . . . . . . . . . . . . . . . . .   $4,590,892       $4,200,059
                                                         ----------       ----------

See Notes to Consolidated Financial Statements.